                                                                    EXHIBIT 10.3

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                  CREDIT AGREEMENT (REVOLVING CREDIT AGREEMENT)

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING CREDIT AGREEMENT) (herein called this "Amendment"), dated effective as of May 31, 2002, is entered into by and among W&T OFFSHORE, INC., a Nevada corporation, as the borrower (the "Borrower"), the various financial institutions parties hereto, as lenders (collectively, the "Lenders"), THE TORONTO-DOMINION BANK, as issuer of Letters of Credit (in such capacity together with any successors thereto, the "Issuer"), and TORONTO DOMINION (TEXAS), INC., individually and as agent (in such capacity together with any successors thereto, the "Agent") for the Lenders. Terms defined in the Revolving Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.

                               W I T N E S S E T H

     WHEREAS, the Borrower, the Lenders (or their predecessors-in-interest), the Issuer and the Agent have heretofore entered into that certain Amended and Restated Credit Agreement (Revolving Credit Agreement), dated as of February 24, 2000, as amended pursuant to that certain First Amendment to Amended and Restated Credit Agreement dated as of December 5, 2000 (as so amended, and as from time to time amended, supplemented, restated or otherwise modified, the "Revolving Credit Agreement"), pursuant to which the Lenders and Issuer have agreed to make Loans to the Borrower or issue or participate in Letters of Credit on behalf of the Borrower; and

     WHEREAS, the Borrower, the Lenders, the Issuer and the Agent intend to amend the Revolving Credit Agreement to provide for, among other things, an increase in the Commitment Amount, an increase to the current Borrowing Base, and the inclusion of a Facility Amount, as hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Issuer and the Agent hereby agree as follows:

     1. Amendments to Revolving Credit Agreement. The Revolving Credit Agreement is amended as follows:

     (a) Amendment of Section 1.1. The definition of "Commitment Amount" in
Section 1.1 of the Credit Agreement is amended hereby in its entirety to read as follows:

     ""Commitment" means $140,000,000."

     (b) Amendment of Section 1.1. Section 1.1 of the Revolving Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following:

     ""Facility Amount" means $250,000,000."

     (c) Amendment of Section 2.1. The second sentence of Section 2.1 of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

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          "No Lender shall be permitted or required to (a) make any Loan if, after giving effect thereto (i) the Facility Usage would exceed the lowest of (A) the Borrowing Base determined as of the date on which the requested Loans are to be made, (B) the Commitment or (C) the Facility Amount, (ii) the Loan by such Lender would exceed such Lender's Percentage Share of the aggregate amount of Loans then requested from all Lenders, or (iii) the sum of the aggregate outstanding principal amount of all Loans of such Lender together with such Lender's Percentage Share of Letter of Credit Outstandings would exceed such Lender's Percentage Share of the lowest of
     (A) the Borrowing Base then outstanding, (B) the Commitment or (C) the Facility Amount; or (b) issue (in the case of an Issuer) or participate in (in the case of a Lender) any Letter of Credit if, after giving effect thereto (i) the Facility Usage would exceed the lowest of (A) the Borrowing Base determined as of the date on which the requested Letter of Credit is to be issued, (B) the Commitment or (C) the Facility Amount; (ii) such Lender's Percentage Share of all Letter of Credit Outstandings together with the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage Share of the lowest of (A) the Borrowing Base then outstanding, (B) the Commitment or (C) the Facility Amount; or (iii) all letter of Credit Outstandings would exceed $5,000,000."

     (d) Amendment of Section 6.15. Section 6.15 of the Credit Agreement is amended by replacing the words "ninety-five percent (95%)" with the words "ninety percent (90%)".

     (e) Amendment to Schedule 3 (Lenders Schedule). Schedule 3 to the Revolving Credit Agreement is hereby amended and restated in its entirety as set forth in
Schedule 3 attached hereto.

     2. Redetermination of the Borrowing Base. As of the Effective Date, the parties hereto agree that the Borrowing Base shall be $140,000,000, subject to redetermination pursuant to Section 2.9 of the Revolving Credit Agreement or reduction pursuant to Section 7.5(c) of the Revolving Credit Agreement.

     3. Representations and Warranties. To induce each Lender Party to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article V of the Revolving Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete as of such earlier date) and additionally represents and warrants as follows:

     (a) Due Incorporation, Etc. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) has all requisite corporate power and authority to own its assets and to carry on its business as now conducted and proposed to be conducted,
(iii) is duly qualified to do business and is in good standing in all other jurisdictions where the nature of its business requires it to be so qualified and where the failure to so qualify would materially and adversely affect the business, assets, properties or condition (financial and otherwise), of the Borrower;

     (b) Non-Contravention. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary action of the Borrower, require, in respect of the Borrower, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation (including, without limitation, Regulation X issued by the Board of Governors of the Federal Reserve System applicable to the Borrower or Regulation U issued by the Board of Governors of the Federal Reserve System) or the articles of incorporation or the bylaws of the Borrower or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower except as contemplated by the Loan Documents;

     (c) Legal, Valid and Binding. This Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

     4. Effectiveness. This Amendment shall be effective as of May 31, 2002, following the satisfaction of the following conditions (the "Effective Date"):

     (a) the Agent's receipt of this Amendment, duly executed by each of the parties hereto;

     (b) the payment in full by the Borrower of all "Obligations" under the Acquisition Agreement and the Acquisition Loan Documents, and the permanent reduction of the "Commitment" under the Acquisition Agreement to zero;

     (c) the execution and delivery of replacement Notes issued by the Borrower and payable to each of the Lenders in the principal amounts set forth on the column entitled "Portion of Facility Amount" in Schedule 3 hereto;

     (d) the execution and delivery by the Borrower and W&T Offshore, L.L.C. ("W&T LLC") of amendments and/or supplements to the Borrower Mortgage and the W&T LLC Mortgage, respectively, in form and substance satisfactory to the Agent, together with related UCC-3 amendments and/or in-lieu financing statements for filing in the appropriate jurisdictions;

     (e) a ratification of the Security Agreement (as defined in Schedule 2 to the Credit Agreement) by the Borrower and a ratification of the Second Amended and Restated Subsidiary Guaranty of W&T LLC dated as of February 24, 2000, by W&T LLC; and

     (f) such other documents or agreements as the Agent may reasonably request prior to the Effective Date in connection with the execution of this Amendment.

     5. Ratification of Amendment. This Amendment shall be deemed to be an amendment to the Revolving Credit Agreement, and the Revolving Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Revolving Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Revolving Credit Agreement as amended hereby. This Amendment is a Loan Document.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     9. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and the respective successors, transferees and assigns.

                     [Remainder of page intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        BORROWER:

                                        W&T OFFSHORE, INC.,
                                        a Nevada corporation


                                        By: /s/ Tracy W. Krohn
                                            ------------------------------------
                                        Name: Tracy W. Krohn
                                        Title: CEO

                                        AGENT:

                                        TORONTO DOMINION (TEXAS), INC.,
                                        as Agent


                                        By: /s/ Neva Nesbitt
                                            ------------------------------------
                                        Name: Neva Nesbitt
                                        Title: Vice President


                                        ISSUER:

                                        THE TORONTO-DOMINION BANK,
                                        as Issuer


                                        By: /s/ Neva Nesbitt
                                            ------------------------------------
                                        Name: Neva Nesbitt
                                        Title: Mgr. Syndications & Credit Admin.


                                        LENDERS:

                                        TORONTO DOMINION (TEXAS), INC.,
                                        as Lender


                                        By: /s/ Neva Nesbitt
                                            ------------------------------------
                                        Name: Neva Nesbitt
                                        Title: Vice President

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                                        BANK ONE, NA (Main Office - Chicago),
                                        as Lender


                                        By: /s/ Thomas Okamoto
                                            ------------------------------------
                                        Name: Thomas E. Okamoto
                                        Title: Associate Director

                                        FORTIS CAPITAL CORP.,
                                        as Lender


                                        By: /s/ Christopher S. Parada
                                            ------------------------------------
                                        Name: Christopher S. Parada
                                        Title: Vice President


                                        By: /s/ Darrell W. Holley
                                            ------------------------------------
                                        Name: Darrell W. Holley
                                        Title: Managing Director

                                        BANK OF SCOTLAND, as Lender


                                        By: /s/ Joseph Fratus
                                            ------------------------------------
                                        Name: Joseph Fratus
                                        Title: Vice President

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                                        UNION BANK OF CALIFORNIA, N.A., as
                                        Lender


                                        By: ./s/ Carl Stutzman
                                            ------------------------------------
                                        Name: Carl Stutzman
                                        Title: Senior Vice President and Manager


                                        By: ./s/ Ali Ahmed
                                            ------------------------------------
                                        Name: Ali Ahmed
                                        Title: Vice President

                                        NATEXIS BANQUES POPULAIRES,
                                        as Lender


                                        By: /s/ Donovan C. Broussard
                                            ------------------------------------
                                        Name: Donovan C. Broussard
                                        Title: Vice President


                                        By: ./s/ Renaud J. d'Herbes
                                            ------------------------------------
                                        Name: Renaud J. d'Herbes
                                        Title: Senior Vice President
                                               and Regional Manager

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                                                                      SCHEDULE 3

                                LENDERS SCHEDULE

                                                        Portion of        Portion of
                                        Percentage      Commitment         Facility
                                           Share          Amount            Amount
                                        ----------   ---------------   ---------------
Lending Office for ABR Loans:

Toronto Dominion (Texas), Inc.           20.370370%  $ 28,518,518.52   $ 50,925,925.93
909 Fannin, Suite 1700
Houston, Texas 77010
Tel: (713) 653-8211
Fax: (713) 652-2647

Bank One, NA (Main Office - Chicago)     20.370370%  $ 28,518,518.52   $ 50,925,925.93
Attn: Special Services
500 Throckmorton - PG6
Fort Worth, Texas 76101
Tel: (817) 884-5000
Fax.: (817) 884-4095

Fortis Capital Corp.                     18.518519%  $ 25,925,925.93   $ 46,296,296.29
100 Crescent Court, Suite 1777
Dallas, Texas 75201
Tel: (214) 754-0009
Fax: (214) 754-5982

Bank of Scotland                         14.814815%  $ 20,740,740.74   $ 37,037,037.04
565 Fifth Avenue
New York, New York 10017
Tel: (212) 450-0877
Fax: (212) 687-4412

Union Bank of California                 14.814815%  $ 20,740,740.74   $ 37,037,037.04
455 South Figueroa Street, 15th Floor
Los Angeles, California 90071
Tel: (214) 922-4207/4211
Fax: (214) 922-4209

Natexis Banque Populaires                11.111111%    15,555,555.55   $ 27,777,777.77
333 Clay Street, Suite 4340
Houston, Texas 77002
Tel: (713) 759-9401
Fax: (713) 759-9908

Total                                   100.000000%  $140,000,000.00   $250,000,000.00

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                                                                      SCHEDULE 3